UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2017 (April 3, 2017)

The Meet Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33105	86-0879433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Union Square Drive New Hope, Pennsylvania	18938
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 862-1162

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets

On April 3, 2017, The Meet Group, Inc. (the “Company” or “The Meet Group”) filed a Current Report on Form 8-K (the “Initial Filing”) to report that The Meet Group had completed its previously announced acquisition of Ifwe, Inc. (“Ifwe”) on April 3, 2017, pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”) dated March 3, 2017 by and among the Company, Two Sub One, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), Ifwe, and Shareholder Representative Services LLC, solely in its capacity as the Shareholders’ Representative.

On April 3, 2017, pursuant to the terms of the Merger Agreement, Merger Sub merged with an into Ifwe, with Ifwe surviving as a wholly-owned subsidiary of the Company.

At the Effective Time, all outstanding shares of Ifwe capital stock, options to purchase Ifwe capital stock (“Ifwe Options”) and Ifwe restricted stock units (“Ifwe RSUs”) were cancelled, and all outstanding shares of Ifwe capital stock, all vested Ifwe Options with an exercise price less than the per share merger consideration and all vested Ifwe RSUs were exchanged for an aggregate of $60 million in cash. A portion of the aggregate merger consideration is being held in escrow to secure the indemnification obligations of Ifwe security holders.

This amendment to the Initial Filing is being filed for the purpose of satisfying the Company’s undertaking to file the financial statements and pro forma financial statements required by Item 9.01 of Form 8-K, and this amendment should be read in conjunction with the Initial Filing. Except as set forth herein, no modifications have been made to information contained in the Initial Filing, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Initial Filing.

Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The historical financial statements of Ifwe for the years ended December 31, 2016 and 2015, including the notes to such financial statements and the report of the independent auditor thereon are attached as Exhibit 99.1 hereto and incorporated herein by reference.

The unaudited condensed financial statements of Ifwe as of March 31, 2017 (unaudited) and for the three months ended March 31, 2017 and 2016 (unaudited) are attached as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro-Forma Financial Information

Unaudited pro forma condensed combined financial statements as of March 31, 2017, for the three months ended March 31, 2017 and the year ended December 31, 2016 and the notes related thereto, which reflect the acquisition of Ifwe, are attached as Exhibit 99.3 hereto and incorporated herein by reference.

(d) List of Exhibits

EXHIBIT NO.	DESCRIPTION
23.1	Consent of BDO, LLP, independent auditors of Ifwe

99.1	The financial statements of Ifwe for the years ended December 31, 2016 and 2015

99.2	The condensed financial statements of Ifwe as of March 31, 2017 (unaudited) December 31, 2016, and for the three months ended March 31, 2017 and 2016 (unaudited)

99.3	Unaudited pro forma condensed combined financial statements as of March 31, 2017, for the three months ended March 31, 2017 and for the year ended December 31, 2016

99.4	Reconciliation of GAAP Net Income to Adjusted EBITDA for the year ended December 31, 2016 (unaudited)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2017	The Meet Group, Inc.

	By:	/s/ Geoffrey Cook
Geoffrey Cook
Chief Executive Officer

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
23.1	Consent of BDO, LLP, independent auditors of Ifwe

99.1	The financial statements of Ifwe for the years ended December 31, 2016 and 2015

99.2	The condensed financial statements of Ifwe as of March 31, 2017 (unaudited) December 31, 2016, and for the three months ended March 31, 2017 and 2016 (unaudited)

99.3	Unaudited pro forma condensed combined financial statements as of March 31, 2017, for the three months ended March 31, 2017 and for the year ended December 31, 2016

99.4	Reconciliation of GAAP Net Income to Adjusted EBITDA for the year ended December 31, 2016 (unaudited)

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